UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2015

Motors Liquidation Company GUC Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	1-43	45-6194071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Wilmington Trust Company, as trust administrator and trustee Attn: David A. Vanaskey Jr., Vice President Rodney Square North 1100 North Market Street Wilmington, Delaware	19890-1615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 636-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed on July 7, 2015 in a Current Report on Form 8-K, on July 2, 2015, pursuant to an order of the Bankruptcy Court for the Southern District of New York (the “Liquidation Order”), Wilmington Trust Company, solely in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust (the “GUC Trust”) received authority to (a)(i) convert all of the GUC Trust’s holdings of (A) a series of warrants each entitling the holder to acquire one share of common stock, par value $0.01 per share, of General Motors Company (“New GM Common Stock”) with an exercise price of $10.00 per share (the “New GM ‘A’ Warrants”), (B) a series of warrants each entitling the holder to acquire one share of New GM Common Stock with an exercise price of $18.33 per share (the “New GM ‘B’ Warrants,” and together with the New GM ‘A’ Warrants, and the New GM Common Stock, the “New GM Securities”), and (ii) liquidate all or substantially all of its holdings of New GM Common Stock into cash, and (b) make corresponding amendments to the Amended and Restated Motors Liquidation Company GUC Trust Agreement dated as of June 11, 2012 (as subsequently amended, the “GUC Trust Agreement”).

On July 30, 2015, in accordance with the Liquidation Order, Wilmington Trust Company, solely in its capacity as trust administrator and trustee of the GUC Trust, and FTI Consulting, Inc., as trust monitor of the GUC Trust, executed the Second Amended and Restated Motors Liquidation Company GUC Trust Agreement (the “Second Amendment and Restatement”), which amends and restates the GUC Trust Agreement in its entirety. The modifications of the GUC Trust Agreement that are implemented through the Second Amendment and Restatement are designed to permit the GUC Trust to distribute cash to its beneficiaries in lieu of the New GM Securities that would otherwise be distributed, all as contemplated by the Liquidation Order.

A copy of the Second Amendment and Restatement is furnished hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Motors Liquidation Company GUC Trust Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2015

MOTORS LIQUIDATION COMPANY GUC TRUST

By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust

By:	/s/ David A. Vanaskey
Name:	David A. Vanaskey
Title:	Vice President of Wilmington Trust Company

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Motors Liquidation Company GUC Trust Agreement

4